                                                                   EXHIBIT 10.48



                          THIRD AMENDMENT AGREEMENT

         THIS THIRD AMENDMENT AGREEMENT, dated as of May 22,1997 (the "Amendment"), is among WestPoint Stevens Inc., a Delaware corporation (the "Borrower"), NationsBank, N.A. (formerly known as NationsBank of North Carolina, N.A. and referred to herein as "NationsBank"), The Bank of New York, The First National Bank of Boston, The First National Bank of Chicago, Scotiabank Inc., Wachovia Bank of Georgia, N.A., SunTrust Bank, Atlanta, AmSouth Bank of Alabama, and ABN AMRO Bank, N.V. (collectively, the "Banks"), and NationsBank in its capacities as the administrative agent for the Banks (the "Administrative Agent" or the "Agent") and as trustee ("Trustee") for the Secured Parties (as hereafter defined).

                                 WITNESSETH:

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of November 23, 1994, as amended by that certain Amendment Agreement dated as of December 4, 1995 and that certain Second Amendment and Waiver Agreement dated as of January 23, 1997 (the "Existing Credit Agreement"), among the parties hereto, the Banks have agreed to make loans to the Borrower;

         WHEREAS, the Borrower, the Banks and the Agent desire to make certain additional amendments to the Existing Credit Agreement;

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                    PART I
                                 DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                   PART II
                   AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 2.1 Amendments to the Introduction. The first paragraph of the Existing Credit Agreement is amended to read in its entirety as follows:

                  This Amended and Restated Credit Agreement, dated as of November 23, 1994, as amended as of December 4, 1995 pursuant to that certain Amendment Agreement, as further amended as of January 23, 1997 pursuant to that certain Second Amendment and Waiver Agreement, and as further amended as of May 22, 1997 pursuant to that Third Amendment Agreement, is entered into by and among WestPoint Stevens Inc., a Delaware corporation (the "Borrower"), NationsBank, N.A. (formerly known as NationsBank of North Carolina, N.A. and referred to herein as "NationsBank"), The Bank of New York, The First National Bank of Boston, The First National Bank of Chicago, Scotiabank Inc., Wachovia Bank of Georgia, N.A., and SunTrust Bank, Atlanta (collectively, other than NationsBank, the "Co-Agent Banks"), AmSouth Bank of Alabama, ABN AMRO Bank, N.V. and any other lending institutions, if any, listed on the signature pages hereof (together with NationsBank, the Co-Agent Banks and any Assignee (as hereinafter defined) pursuant to the terms of this Agreement, collectively, "Banks" and each individually, a "Bank"), and NationsBank, as the administrative agent for the Banks (the "Administrative Agent" or the "Agent").

         SUBPART 2.2 New Definitions Added to Article I. Article I of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate places, the following definitions:

                  "Alamac Sub Holdings" means Alamac Sub Holdings, Inc., a Delaware corporation, the owner of all of the outstanding capital stock of AIH, Inc., and a wholly-owned subsidiary of Alamac Holdings.

                  "Whitmire Facility" means that certain real property, building and other assets of Alamac located in Whitmire, South Carolina, as more particularly described in Schedule 1.1(c).

                  "Alamac Amendment" means that certain Second Amendment Agreement to the Alamac Credit Agreement, dated as of May 22, 1997.

         SUBPART 2.3 Amendment of Existing Definitions. Article I is further amended by deleting in its entirety the existing definitions of the following terms and replacing such terms, in the appropriate alphabetical places, with the following new definitions:

                  "Alamac Entities" means collectively, Alamac, Alamac Holdings, Alamac Sub Holdings, AIH and Alamac Enterprises.

                  "Maximum Restricted Payment Amount" means the sum of (i) $15,000,000, plus (ii) 25% of Consolidated Net Income (Consolidated Subsidiaries) during the period from January 1, 1994 through December 31, 1996, plus (iii) 50% of Consolidated Net Income (Consolidated Subsidiaries) during the period from January 1, 1997 through December 31, 2000, plus (iv) the Net Cash Proceeds received from the sale of assets described on Schedule 5.2(m) hereto (including without limitation Net Cash Proceeds from the sale of the Whitmire Facility not exceeding an aggregate amount of $25,000,000.00), plus (v) the Net Cash Proceeds received from the exercise of stock warrants or options by employees or former employees of the Borrower in respect of the Capital Stock of the Borrower from and after January 1, 1997, plus (vi) the amount, not to exceed in the aggregate $15,000,000, of Available Cash (as such term is defined in the Alamac Credit Agreement, as amended by the Alamac Amendment) used by Alamac to purchase the Capital Stock of the Borrower.


         SUBPART 2.4 Amendment to Section 4.1(g). Section 4.1(g) is amended in its entirety so that such Section now reads as follows:

                  (g) Ownership of Property. Each Representation Party has good and marketable title to, or a subsisting leasehold interest in, all material items of real and personal property used in its operations (except as to leasehold interests) free and clear of all Liens, except Permitted Liens. Substantially all items of real and material personal property owned by, leased to or used by each Representation Party are in adequate operating condition and repair, ordinary wear and tear excepted, are free and clear of any known defects except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations, and are able to serve the function for which they are currently being used. The items of real and personal property owned by, leased to or used by each Representation Party constitute all of the assets used in the conduct of such Representation Party's business as presently conducted, and neither this Agreement nor any other Basic Agreement, nor any transaction contemplated under any such agreement, will affect any right, title or interest of any Representation Party in and to any of such assets in a manner that would have or is reasonably likely to have a material adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Representation Parties taken as a whole. To the knowledge of the Borrower, there are no actual, threatened or alleged defaults of a material nature with respect to any leases of real property under which any Representation Party is lessee or lessor. The Borrower and its Subsidiaries have granted mortgages to secure the Obligations on all parcels of real estate material to the operations of the Borrower or any Material Borrower Subsidiary, except for (i) the Excluded Real Property and (ii) the property listed on Schedule 5.2 (m) other than the Whitmire Facility.

         SUBPART 2.5 Amendment to Section 5.2(h). Section 5.2(h) is amended in its entirety so that such Section now reads as follows:

                  (h) Mergers; Consolidations. Merge or consolidate with or into any Person, except that (i) any Primary Subsidiary of the Borrower may merge into or consolidate with the Borrower so long as the Borrower is the surviving corporation (ii) any Primary Subsidiary may merge with or into or consolidate with any direct or indirect wholly-owned Primary Subsidiary of the Borrower so long as such wholly-owned Primary Subsidiary is the surviving corporation, and (iii) any Restricted Acquisition Subsidiary may merge with or into or consolidate with any other Restricted Acquisition Subsidiary; provided, however, Alamac shall not be merged with the Borrower or any other Subsidiary of the Borrower unless the Borrower or a Primary Subsidiary of the Borrower is the surviving corporation.

         SUBPART 2.6 Amendment to Section 5.2(m). Section 5.2(m) is amended in its entirety so that such Section now reads as follows:

                  (m) Asset Sales. Sell, lease, assign, transfer or otherwise dispose of (i) any Capital Stock of any Material Borrower Subsidiary or
         (ii) any other asset or assets (including Capital Stock of another Person or any Subsidiary of the Borrower); provided, however, that the Borrower and its Subsidiaries may (x) dispose of (i) such other assets in the ordinary course of business consistent with past practices, (ii) the power distribution system located in West Point, Georgia, (iii) the Excluded Real Property, (iv) the assets described on Schedule 5.2(m) except for the Whitmire Facility, and (v) such other assets in other transactions provided that the aggregate consideration received in all such other transactions does not exceed $100,000,000 in the aggregate and (y) sell, assign, transfer, contribute or otherwise dispose of, Program Receivables to Finco pursuant to the Receivables Securitization Facility.

         SUBPART 2.7 Amendments to Section 5.2(y). Section 5.2(y) is amended in its entirety so that such Section now reads as follows:

                  (y) Inactive Subsidiaries; Clupak, Inc.; Alamac. (i) Transfer any asset or assets (including Capital Stock) with an aggregate value in excess of $10,000 to any Inactive Subsidiary or permit any Inactive Subsidiary to engage in any business activity unless such Inactive Subsidiary is then a Grantor under the Collateral Trust Agreement, (ii) transfer any asset or assets (including Capital Stock) with an aggregate value in excess of $250,000 to Clupak, Inc., a Delaware corporation, (iii) transfer any asset or assets (including Capital Stock) to Alamac except for sales or transfers of assets in the ordinary course of business on terms no less favorable than those which would have been obtained in a comparable transaction with an unaffiliated third party, or (iv) transfer any asset or assets from the Borrower or any Primary Subsidiary to any Restricted Acquisition Subsidiary except for (A) sales of assets in the ordinary course of business on terms no less favorable than those which would have been obtained in a comparable transaction with an unaffiliated third party, and (B) transfers otherwise permitted by this Agreement.

         SECTION 2.8 Addition of Schedule 1.1(c). Schedule 1.1(c) attached hereto is hereby made a part of the Amended Credit Agreement.




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

                                   PART III
                         CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1    Amendment Effective Date. This shall be and become
effective on such date (the "Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment shall be known, and may be referred to, as the "Third Amendment Agreement."

         SUBPART 3.1.1 Execution of Counterparts. The Agent shall have received counterparts of this Amendment, each of which shall have been duly executed on behalf of the Borrower, the Required Banks and the Agent.

         SUBPART 3.1.2. Closing Certificate. The Agent shall have received a certificate from the Borrower certifying that (i) no Default or Event of Default exists as of the Amendment Effective Date, and (ii) the representations and warranties of the Borrower made in or pursuant to the Loan Documents are true in all material respects on and as of the Amendment Effective Date.

         SUBPART 3.1.3. Documentation. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent.

                                   PART IV
                                MISCELLANEOUS

         SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3 Notes and Loan Documents. The Borrower hereby confirms and agrees that the Notes and the other Loan Documents are, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment, all references in each Note and each other Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4. Representations and Warranties. The Borrower hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (iii) it has no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Amendment, (iv) the representations and warranties contained in Article IV of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (v) no Event of Default or Unmatured Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

         SUBPART 4.5. Acknowledgment of Borrower Subsidiaries. Each of the undersigned Borrower Subsidiaries, as parties to the Restated Guaranties and the Collateral Documents, hereby (a) acknowledges, agrees to, and joins in the execution and delivery of this Amendment; (b) ratifies and confirms in all respects its respective obligations thereunder, except that, upon the effectiveness of, and on and after the date of, the Amendment, all references in the Collateral Documents and the Restated Guaranties to the "Restated Credit Agreement," "thereunder," "thereof" or words of like import referring to the Existing Credit Agreement (as defined in this Amendment) shall mean the Amended Credit Agreement (as defined in this Agreement); and (c) agrees that it has no claims, counterclaims, offsets, or defenses to the Restated Guaranties, the Collateral Documents and the performance of its obligations thereunder (or if such Borrower Subsidiary did have any such claims, counterclaims, offsets or defenses to the Restated Guaranties, the Collateral Documents or any transaction related thereto, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Amendment.

         SUBPART 4.6 Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.7 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                                    WESTPOINT STEVENS INC.
ATTEST:

By: /s/ Christopher N. Zodrow                       By: /s/ Morgan M. Scheussler
   ------------------------------                      -------------------------

                                                    Title: Exec. V.P.-Finance
Title: Vice President & Secretary                          & CFO
      ---------------------------                          ---------------------
         (Corporate Seal)


                                                    NATIONSBANK, N.A.,
                                                    in its individual capacity,
                                                    as Agent and as Trustee


                                                    By: /s/ Joesph R. Netzel
                                                       -------------------------

                                                    Title: JOESPH R. NETZEL
                                                          ----------------------
                                                           Vice President

                                                    THE BANK OF NEW YORK


                                                    By: /s/ Gregory L. Batson
                                                       -------------------------

                                                           GREGORY L. BATSON
                                                    Title:  VICE PRESIDENT
                                                          ----------------------


                                                    BANKBOSTON, N.A., formerly
                                                    known as The First National
                                                    Bank of Boston


                                                    By: /s/ Stephen Y. McGehee
                                                       -------------------------


                                                    Title: STEPHEN Y. McGEHEE
                                                          ----------------------
                                                             Director

                                                    THE FIRST NATIONAL BANK OF
                                                    CHICAGO


                                                    By: /s/ Courtenay R. Wood
                                                       -------------------------

                                                    Title: Vice President
                                                          ----------------------

                                                  SCOTIABANC INC.


                                                  By: /s/ William E. Zarrett
                                                     ---------------------------

                                                  Title:  William E. Zarrett
                                                        ------------------------
                                                          Senior Relationship
                                                          Manager

                                                  WACHOVIA BANK OF GEORGIA, N.A.


                                                  By: /s/ Douglas L. Strickland
                                                     ---------------------------

                                                  Title: Vice President
                                                        ------------------------

                                                  SUNTRUST BANK, ATLANTA


                                                  By: /s/ C. Wes Burton
                                                     ---------------------------

                                                  Title: C. Wes Burton, Jr.
                                                         Vice President
                                                        ------------------------

                                                  By:  /s/ Bradley J. Staples
                                                     ---------------------------

                                                  Title: Bradley J. Staples
                                                         Assistant Vice
                                                         President
                                                        ------------------------

                                                  AMSOUTH BANK OF ALABAMA


                                                  By: /s/ Alan D. Lott
                                                     ---------------------------

                                                  Title: Vice President
                                                        ------------------------

                                                  ABN AMRO BANK, N.V.


                                                  By: /s/ Steven J. Hissman
                                                     ---------------------------

                                                  Title: VICE PRESIDENT
                                                        ------------------------

                                                  By: /s/ L.K. Kelley
                                                     ---------------------------

                                                  Title: GROUP VICE PRESIDENT
                                                        ------------------------


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


BORROWER SUBSIDIARIES:                            ALAMAC KNIT FABRICS, INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: Vice President &
                                                         Treasurer
                                                        ------------------------

                                                  WESTPOINT STEVENS STORES, INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: Vice President &
                                                         Treasurer
                                                        ------------------------


                                                  J.P. STEVENS & CO., INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: Vice President &
                                                         Treasurer
                                                        ------------------------


                                                  WESTPOINT-PEPPERELL
                                                  ENTERPRISES, INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: Treasurer
                                                        ------------------------

                                                  J.P. STEVENS ENTERPRISES, INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: Treasurer
                                                        ------------------------

                                                  WESTPOINT STEVENS (CANADA)INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: Treasurer
                                                        ------------------------


                                                  ALAMAC HOLDINGS INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: President
                                                        ------------------------

                                                  AIH INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: President
                                                        ------------------------

                                                  ALAMAC ENTERPRISES INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: President
                                                        ------------------------

                                                  ALAMAC SUB HOLDINGS INC.


                                                  By: /s/ Morgan M. Schuessler
                                                     ---------------------------
                                                  Title: President
                                                        ------------------------

                                SCHEDULE 1.1 C


All those tracts or parcels of land, together with all improvements located thereon, lying and being in the City of Whitmire, Newberry County, South Carolina, and being more particularly described as follows:

Begin at an iron pin (P.O.B.#3) at the southwest intersection of Central Avenue (S-36-395) and Washington Street (S-36-469); thence leaving said intersection and running with the western right of way of Washington Street South 26 degrees 24 minutes 08 seconds East, 254.39 feet to an iron pin at the northwest intersection of Washington Street and Herron Avenue (S-36-216); thence leaving said intersection and running with the northern right of way of Herron Avenue South 63 degrees 37 minutes 52 seconds West, 367.62 feet to an iron pin at the northwestern intersection with Spring Street; thence leaving said intersection and running with the western right of way of Spring Street South 27 degrees 38 minutes 05 seconds East, 365.28 feet to an iron pin at the northwestern intersection with Sinclair Avenue (S-36-324); thence leaving said intersection and running with the northern right of way of Sinclair Avenue South 57 degrees 15 minutes 54 seconds West, 241.96 feet to an iron pin and being the termination of said Sinclair Avenue; thence crossing said termination of right of way of Sinclair Avenue South 27 degrees 38 minutes 05 seconds East, 42.28 feet to an iron pin on line of other property of West Point-Pepperell, Inc., and corner Lot 1, Village Subdivision; thence running along line of other property of West Point-Pepperell, Inc., South 56 degrees 54 minutes 05 seconds West, 292.40 feet to an old iron pin at the rear corner of Lot 7, Village Subdivsion; thence running along the line of said Lot 7 South 63 degrees 40 minutes 50 seconds West, 145.17 feet to an old iron pin on the eastern right of way of Grant Street (S-36-323); thence running with the eastern right of way of said Grant Street North 26 degrees 26 minutes 49 seconds West, 210.44 feet to an old iron pin corner of Lot 6, Village Subdivision; thence leaving said eastern right of way of Grant Street and running along lines of Lots 6, 5, 4, 3, 2, and 1, Village Subdivision, the following courses and distances; North 63 degrees 09 minutes 14 seconds East, 145.10 feet to an old iron pin; thence North 26 degrees 28 minutes 03 seconds West on the southern right of 519.07 feet to an old iron pin on the southern right of way Central Avenue (S.C. Highway No.
66); thence running along the southern right of way of Central Avenue the following courses and distances; North 63 degrees 20 minutes 57 seconds East,
270.00 feet to an iron pin; thence South 26 degrees 24 minutes 08 seconds
East, 12.12 feet to an iron pin; thence North 63 degrees 20 minutes 57 seconds East, 620.59 feet to the point of beginning, containing 10.996 acres or 478,980 square feet.

ALSO

Beginning at an iron pin (P.O.B. #4) at the southeast intersection of the rights of way of Herron Avenue (S-36-216) and Spring Street; thence leaving said intersection and running with the southern right of way of Herron Avenue North 63 degrees 37 minutes 52 seconds East, 183.52 feet to an old iron pin corner of Lot 38, Village Subdivision; thence leaving said southern right of way of Herron Avenue and running along line of said Lot 38, South 26 degrees 29 minutes 07 seconds East, 147.80 feet to an old iron pin on rear line of Lot 34, Village Subdivision; thence running along lines of Lots 34, 33 and 31 the following courses and distances: South 57 degrees 19 minutes 40 seconds West,
67.40 feet to an old iron pin; thence South 26 degrees 28 feet 57 inches East,
4.82 feet to an old iron pin; thence South

63 degrees 36 minutes 00 seconds West, 113.30 feet to an old iron pin on the eastern right of way of Spring Street; thence running with the eastern right of way of Spring Street Street North 27 degrees 38 minutes 05 seconds West, 160.12 feet to the point of beginning, containing 0.655 acres or 28,542 square feet.

ALSO

Beginning at an iron pin (P.O.B. #1 ) at the northwest intersection of the rights of way of Central Avenue (S.C. Highway No. 66) and Park Street (S.C. Highway No. 66); thence leaving said intersection and running with the northern right of way of Central Avenue the following courses and distances: South 63 degrees 41 minutes 23 seconds West, 170.0 feet to an iron pin; thence South 21 degrees 34 minutes 18 seconds West, 32.15 feet to an iron pin; thence South 63 degrees 00 minutes 56 seconds West, 150.0 feet to an iron pin corner of other property of West Point-Pepperell, Inc.; thence leaving said northern right of way of Central Avenue and running along line of other property of West Point-Pepperrell, Inc., North 26 degrees 25 minutes 37 seconds West, 373.30 feet to an iron pin; thence continue along property lines of West Point-Pepperell, Inc. and Lot 91, Village Subdivision, North 63 degrees 34 minutes 46 seconds East, 343.90 feet to an old iron pin on the western right of way of Park Street (S.C. Highway No. 66); thence running with the western right of way of said Park Street South 26 degrees 23 minutes 05 seconds East, 19.91 feet to an old iron pin corner of Lot 90, Village Subdivision; thence leaving said western right of way of Park Street and running with the property lines of said Lot 90 the following courses and distances: South 63 degrees 34 minutes 23 seconds West, 119.87 feet to an old iron pin; thence South 28 degrees 46 seconds 35 minutes East, 93.08 feet to an old iron pin; thence North 63 degrees 34 minutes 23 seconds East, 116.05 feet to an iron pin on the right of way of Park Street (S.C.Highway No. 66); thence running with the western right of way of Park Street South 26 degrees 25 minutes 37 seconds East, 237.73 feet to the point of beginning, containing 2.597 acres or 113,118 square feet.

ALSO

Beginning at an iron pin (P.O.B. #2) at the northeast intersection of the rights of way of Central Avenue (S-36-395) and Park Street (S.C. Highway No.
66); thence leaving said intersection and running with the eastern right of way of said Park Street North 26 degrees 25 feet 37 seconds West, 187.35 feet to an iron pin at the southeast intersection of said Park Street and Highway S-36-913; thence leaving said intersection and running with the southern right of way of Highway S-36-913 North 53 degrees 28 minutes 39 seconds East, 131.88 feet to an old iron pin corner of Lot 83, Village Subdivision; thence leaving said Highway S-36-913 and running along lines of said Lot 83 and other property of West Point-Pepperell, Inc. South 39 degrees 23 minutes 21 seconds East,
248.77 feet to an iron pin on the northern right of way of Central Avenue (S-36-395); thence running with the northern right of way of Central Avenue the following courses and distances: South 66 degrees 53 minutes 51 seconds West,
46.07 feet to an iron pin; thence South 81 degrees 17 minutes 42 seconds West,
95.92 feet to an iron pin; thence South 63 degrees 41 minutes 23 seconds West,
48.28 feet to the point of beginning, containing 0.770 acres or 33,560 square feet.

The above described parcels are more fully shown on three plats entitled "Survey for West Point-Pepperell, Inc." prepared by Dalton & Neves Company, Inc., Engineers, Greenville, South Carolina, dated June 1993.

This being part of that property conveyed to J.P. Stevens & Co., Inc., by Aragon-Baldwin Mills by deed dated August 1946 and recorded in the office of the Clerk of Court of Newberry County, South Carolina, in Deed Book 47 at Page 66 on September 11, 1946; and part of that property conveyed to West Point-Pepperell, Inc. (predecessor to WestPoint Stevens Inc.) by J.P. Stevens & Co., Inc. by General Warranty Deed dated June 30, 1993, and recorded in the office of the Clerk of Court of Newberry County, South Carolina, in Deed Book 378 at Page 224, on July 7, 1993; and all of that property Alamac Knit Fabrics, Inc. by WestPoint Stevens Inc. by deed dated December 5, 1994, and recorded in the office of the Clerk of Court of Newberry County, South Carolina, in Deed Book 412 at Page 225 on April 7, 1995.